SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche CROCI® Sector Opportunities Fund

The following information replaces similar disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the “FUND DETAILS” section of the fund’s prospectus.

The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit of the Deutsche Bank Group, through a licensing arrangement with the fund’s Advisor.

CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.

Please Retain This Supplement for Future Reference

February 16, 2017
PROSTKR-762